Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	June 30,	December 31,
	2013	2012
	(Dollars in thousands)
Non-accrual loans	$19,973	$32,929

Loans 90 days or more past due and still accruing interest	131	7
Total non-performing loans	20,104	32,936
Other real estate and repossessed assets	17,790	26,133
Total non-performing assets	$37,894	$59,069
As a percent of Portfolio Loans
Non-performing loans	1.45%	2.32%
Allowance for loan losses	2.65	3.12
Non-performing assets to total assets	1.78	2.92
Allowance for loan losses as a percent of non-performing loans	182.98	134.43

(1)	Excludes loans classified as "troubled debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	June 30, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$42,543	$83,187		$125,730
Non-performing TDR's (1)	3,298	6,470	(2)	9,768
Total	$45,841	$89,657		$135,498

	December 31, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$40,753	$85,977		$126,730
Non-performing TDR's (1)	7,756	9,177	(2)	16,933
Total	$48,509	$95,154		$143,663

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Six months ended
	June 30,
	2013		2012
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$44,275	$598	$58,884	$1,286
Additions (deduction)
Provision for loan losses	(2,798)	-	6,187	-
Recoveries credited to allowance	5,409	-	3,231	-
Loans charged against the allowance	(10,100)	-	(16,175)	-
Reclassification to loans held for sale	-		(781)
Additions (deductions) included in non-interest expense	-	29	-	(59)
Balance at end of period	$36,786	$627	$51,346	$1,227

Net loans charged against the allowance to average Portfolio Loans	0.68%		1.69%

Alternative Sources of Funds
	June 30,			December 31,
	2013			2012
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs	$13,225	0.5 years	1.29%	$14,591	0.6 years	1.70%
Fixed-rate FHLB advances	17,500	4.0 years	6.37	17,622	4.5 years	6.38
Variable-rate FHLB advances	-			-
Total	$30,725	2.5 years	4.19%	$32,213	2.7 years	4.26%

Capitalization
	June 30,	December 31,
	2013	2012
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders' equity
Convertible preferred stock	86,455	84,204
Common stock	255,114	251,237
Accumulated deficit	(125,464)	(192,408)
Accumulated other comprehensive loss	(7,270)	(8,058)
Total shareholders' equity	208,835	134,975
Total capitalization	$257,503	$183,643

Non-Interest Income
	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2013	2012
	(In thousands)
Service charges on deposit accounts	$3,583	$3,406	$4,552	$6,989	$8,753
Interchange income	1,933	1,757	2,407	3,690	4,729
Net gains (losses) on assets
Mortgage loans	3,208	3,637	3,579	6,845	7,439
Securities	107	84	169	191	853
Other than temporary impairment loss on securities
Total impairment loss	(26)	-	(85)	(26)	(262)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	(26)	-	(85)	(26)	(262)
Mortgage loan servicing	1,654	622	(1,088)	2,276	(352)
Investment and insurance commissions	383	450	648	833	1,095
Bank owned life insurance	337	338	399	675	823
Title insurance fees	368	484	489	852	997
(Increase) decrease in fair value of U.S.
Treasury warrant	20	(1,045)	(25)	(1,025)	(179)
Other	1,444	1,335	1,997	2,779	3,730
Total non-interest income	$13,011	$11,068	$13,042	$24,079	$27,626

Capitalized Mortgage Loan Servicing Rights
	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
	(In thousands)
Balance at beginning of period	$11,590	$11,795	$11,013	$11,229
Originated servicing rights capitalized	860	1,028	1,889	1,952
Amortization	(1,108)	(1,237)	(2,318)	(2,299)
Change in valuation allowance	1,695	(935)	2,453	(231)
Balance at end of period	$13,037	$10,651	$13,037	$10,651

Valuation allowance at end of period	$3,634	$6,775	$3,634	$6,775

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2013	2012
	(Dollars in thousands)
Mortgage loans originated	$121,054	$128,732	$136,835	$249,786	$249,633
Mortgage loans sold	112,873	130,456	127,013	243,329	239,154
Mortgage loans sold with servicing rights released	15,696	14,537	22,555	30,233	37,895
Net gains on the sale of mortgage loans	3,208	3,637	3,579	6,845	7,439
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.84%	2.79%	2.82%	2.81%	3.11%
Fair value adjustments included in the Loan Sales Margin	(0.13)	(0.74)	0.19	(0.46)	0.53

Non-Interest Expense
	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2013	2012
	(In thousands)
Compensation	$8,346	$8,205	$9,551	$16,551	$19,496
Performance-based compensation	1,520	1,062	1,735	2,582	1,820
Payroll taxes and employee benefits	1,849	2,040	2,220	3,889	4,672
Compensation and employee benefits	11,715	11,307	13,506	23,022	25,988
Occupancy, net	2,147	2,424	2,490	4,571	5,206
Data processing	2,042	1,916	2,003	3,958	3,936
Loan and collection	1,702	2,226	2,407	3,928	5,297
Vehicle service contract counterparty contingencies	3,127	127	326	3,254	797
Furniture, fixtures and equipment	1,088	1,032	1,211	2,120	2,407
Communications	730	780	922	1,510	1,895
Legal and professional fees	664	692	1,268	1,356	2,165
FDIC deposit insurance	711	630	816	1,341	1,673
Advertising	659	570	639	1,229	1,195
Provision for loss reimbursement on sold loans	356	663	126	1,019	558
Net losses on other real estate and repossessed assets	320	652	633	972	1,620
Interchange expense	418	410	447	828	853
Credit card and bank service fees	331	334	624	665	1,275
Supplies	244	250	340	494	734
Amortization of intangible assets	203	203	272	406	544
Cost (recoveries) related to unfunded lending commitments	48	(19)	(12)	29	(59)
Other	1,237	1,276	1,465	2,513	1,448
Total non-interest expense	$27,742	$25,473	$29,483	$53,215	$57,532

Average Balances and Tax Equivalent Rates
	Three Months Ended
	June 30,
	2013			2012
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,413,738	$20,243	5.74%	$1,556,478	$23,623	6.09%
Tax-exempt loans (2, 3)	5,684	92	6.49	7,085	112	6.36
Taxable securities	283,321	993	1.41	261,554	933	1.43
Tax-exempt securities (2, 3)	27,053	369	5.47	26,431	383	5.83
Cash – interest bearing	146,132	84	0.23	306,329	196	0.26
Other investments	21,481	240	4.48	20,564	186	3.64
Interest Earning Assets	1,897,409	22,021	4.65	2,178,441	25,433	4.69
Cash and due from banks	42,943			51,470
Other assets, net	140,288			163,096
Total Assets	$2,080,640			$2,393,007

Liabilities
Savings and interest-bearing checking	$906,655	288	0.13	$1,080,130	486	0.18
Time deposits	422,406	1,175	1.12	571,088	1,819	1.28
Other borrowings	67,771	876	5.18	69,826	1,120	6.45
Interest Bearing Liabilities	1,396,832	2,339	0.67	1,721,044	3,425	0.80
Non-interest bearing deposits	493,932			523,647
Other liabilities	39,685			39,630
Shareholders' equity	150,191			108,686
Total liabilities and shareholders' equity	$2,080,640			$2,393,007

Net Interest Income		$19,682			$22,008

Net Interest Income as a Percent of Average Interest Earning Assets			4.16%			4.06%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized.

Average Balances and Tax Equivalent Rates
	Six Months Ended
	June 30,
	2013			2012
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,425,078	$40,892	5.77%	$1,569,460	$47,893	6.13%
Tax-exempt loans (2, 3)	5,783	186	6.49	7,162	229	6.43
Taxable securities	241,829	1,663	1.39	223,176	1,591	1.43
Tax-exempt securities (2, 3)	25,635	731	5.75	26,788	822	6.17
Cash – interest bearing	165,988	204	0.25	312,452	395	0.25
Other investments	21,161	452	4.31	20,696	383	3.72
Interest Earning Assets	1,885,474	44,128	4.71	2,159,734	51,313	4.77
Cash and due from banks	44,256			53,776
Other assets, net	140,942			163,608
Total Assets	$2,070,672			$2,377,118

Liabilities
Savings and interest-bearing checking	$900,535	570	0.13	$1,067,013	958	0.18
Time deposits	423,057	2,422	1.15	574,028	3,771	1.32
Other borrowings	67,786	1,741	5.18	76,605	2,292	6.02
Interest Bearing Liabilities	1,391,378	4,733	0.69	1,717,646	7,021	0.82
Non-interest bearing deposits	493,942			513,833
Other liabilities	40,340			39,442
Shareholders' equity	145,012			106,197
Total liabilities and shareholders' equity	$2,070,672			$2,377,118

Net Interest Income		$39,395			$44,292

Net Interest Income as a Percent of Average Interest Earning Assets			4.20%			4.12%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized.

Commercial Loan Portfolio Analysis as of June 30, 2013
	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,285	$1,358	$1,136	$2,494	22.1%
Land Development	12,748	3,662	638	4,300	33.7
Construction	15,368	749	-	749	4.9
Income Producing	234,780	35,476	1,700	37,176	15.8
Owner Occupied	204,223	25,406	1,192	26,598	13.0
Total Commercial Real Estate Loans (1)	$478,404	$66,651	4,666	$71,317	14.9

Other Commercial Loans(1)	$138,646	$14,766	319	$15,085	10.9
Total non-performing commercial loans			$4,985

(1)	The total of these two categories is different than the June 30, 2013, Consolidated Statement of Financial Condition due primarily to loans in process.